LEHMAN BROTHERS BANK, FSB,

SELLER

and

STRUCTURED ASSET SECURITIES CORPORATION,

PURCHASER

MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

Dated as of December 1, 2002

Amortizing Residential Collateral Trust

(Mortgage Pass-Through Certificates, Series 2002-BC10)

Table of Contents

                                                                                                                                               Page

ARTICLE I. CONVEYANCE OF MORTGAGE LOANS

3

Section 1.01.

Sale of Mortgage Loans

3

Section 1.02.

Delivery of Documents

4

Section 1.03.

Review of Documentation

4

Section 1.04

Representations and Warranties of the Bank

4

Section 1.05

Grant Clause

13

Section 1.06

Assignment by Depositor

13

ARTICLE II. MISCELLANEOUS PROVISIONS

13

Section 2.01

Binding Nature of Agreement; Assignment

13

Section 2.02

 Entire Agreement

13

Section 2.03

Amendment

13

Section 2.04

Governing Law

14

Section 2.05

Severability of Provisions

15

Section 2.06

Indulgences; No Waivers

15

Section 2.07

Headings Not to Affect Interpretation

15

Section 2.08

Benefits of Agreement

15

Section 2.09

Counterparts

15

SCHEDULE A

Mortgage Loan Schedule

EXHIBIT A

Certain Defined Terms

This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of December 1, 2002 (the “Agreement”), is executed by and between Lehman Brothers Bank, FSB (the “Bank”) and Structured Asset Securities Corporation (the “Depositor”).

All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Trust Agreement (the “Trust Agreement”), dated as of December 1, 2002, among the Depositor, Aurora Loan Services Inc., as master servicer (the “Master Servicer”), The Murrayhill Company, as credit risk manager, Wells Fargo Bank Minnesota, National Association, as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Bank is a party to the following mortgage loan sale and servicing agreements or mortgage loan purchase, warranties and servicing agreements (each a “Transfer Agreement,” and together the “Transfer Agreements”), pursuant to which the Bank has purchased or received from certain transferors (each a “Transferor,” and together the “Transferors”), certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule A (the “Mortgage Loans”):

(a)

Loan Purchase Agreement by and between the Bank and Approved Federal Savings Bank, dated as of December 8, 2001;

(b)

Flow Purchase and Warranties Agreement by and between the Bank and BNC Mortgage Inc., dated as of March 1, 2002;

(c)

Flow Mortgage Loan Purchase Agreement by and between the Bank and Fieldstone Mortgage Company, dated as of July 1, 2000, amended as of July 20, 2001;

(d)

Flow Mortgage Loan Purchase and Warranties Agreement by and between the Bank and First Franklin Financial Corporation, dated as of May 23, 2001;

(e)

Mortgage Loan Purchase and Warranties Agreement by and between the Bank and Fremont Investment & Loan, dated as of April 8, 2002;

(f)

Flow Mortgage Loan Purchase and Warranties Agreement by and between the Bank and Greenpoint Mortgage Funding, Inc., dated as of December 12, 2001;

(g)

Mortgage Loan Purchase Agreement by and between the Bank and Household Financial Services, Inc., dated as of August 31, 2002;

(h)

Mortgage Loan Purchase and Warranties agreement by and between the Bank and Meritage Mortgage Corporation, dated as of July 23, 2002;

(i)

Mortgage Loan Purchase, Warranties and Servicing Agreement by and between the Bank and The CIT Group/Consumer Finance, Inc., The CIT Group/Consumer Finance, Inc. (NY), and The CIT Group/Consumer Finance, Inc. (TN), dated as of August 21, 2002;

(j)

Flow Mortgage Loan Purchase and Warranties Agreement by and between the Bank and The Provident Bank, dated as of June 20, 2002;

(k)

Flow Mortgage Loan Purchase and Warranties Agreement by and between the Bank and SIB Mortgage Corporation, dated as of June 10, 2002; and

(l)

Flow Mortgage Loan Purchase and Warranties Agreement by and between the Bank and WMC Mortgage Corporation, dated as of March 1, 2002.

WHEREAS, the Bank is a party to the following servicing agreements (collectively, the “Servicing Agreements”) pursuant to which the Mortgage Loans are serviced by the various Servicers:

1.

Servicing Agreement, dated as of December 1, 2002, among the Bank, as seller, Lehman Brothers Holdings Inc., as seller, and Aurora Loan Services Inc. (“Aurora”) in the dual capacity of Servicer and the Master Servicer;

2.

Securitization Servicing Agreement, dated as of December 1, 2002, among the Bank, as seller, Lehman Brothers Holdings Inc., as seller, Ocwen Federal Bank FSB (“Ocwen”), as servicer, and the Master Servicer;

3.

Securitization Servicing Agreement, dated as of December 1, 2002, among the Bank, as seller, Option One Mortgage Corporation (“Option One”), as servicer, and the Master Servicer;

4.

Subservicing Agreement, dated as of December 1, 2002, among the Bank, as seller, Lehman Brothers Holdings Inc., as seller, Option One, as servicer, and the Master Servicer;

5.

Flow Servicing Agreement by and between the Bank and Ocwen, dated as of February 1, 2002 (Group No. 2002-Flow);

6.

Flow Interim Servicing Agreement by and between the Bank and Option One, dated as of May 1, 2000;

7.

Amended and Restated Flow Interim Servicing Agreement by and between the Bank and Option One, dated as of May 1, 2000; and

8.

Flow Servicing Agreement by and between the Bank and Aurora, dated as of August 31, 1999.

WHEREAS, the Bank desires to sell, without recourse, all of its rights, title and interest in and to the Mortgage Loans to the Depositor, to assign all of its rights and interest under the Transfer Agreements and the Servicing Agreements, other than any servicing rights retained by the Bank hereunder, and to delegate all of its obligations thereunder, to the Depositor; and

WHEREAS, the Bank and the Depositor acknowledge and agree that the Depositor will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Bank and the Depositor agree as follows:

ARTICLE I.

CONVEYANCE OF MORTGAGE LOANS

Section 1.01

Sale of Mortgage Loans.

(a)

Sale of Mortgage Loans.  Concurrently with the execution and delivery of this Agreement, the Bank does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Bank in and to the Mortgage Loans identified on Schedule A, having an aggregate principal balance of $262,812,339.16.  Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after December 1, 2002, other than payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, all Prepayment Charges received on or with respect to the Mortgage Loans on or after December 1, 2002, together with all of the Bank’s right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Bank’s rights under any Insurance Policies relating to the Mortgage Loans, and the Bank’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any proceeds of the foregoing.

Concurrently with the execution and delivery of this Agreement, the Bank hereby assigns to the Depositor all of its rights and interest under each Transfer Agreement and each Servicing Agreement, other than any servicing rights retained thereunder, and delegates to the Depositor all of its obligations thereunder, to the extent relating to the Mortgage Loans.  The Bank and the Depositor further agree that this Agreement incorporates the terms and conditions of any assignment and assumption agreement or other assignment document required to be entered into under any of the Transfer Agreements (any such document an “Assignment Agreement”) and that this Agreement constitutes the Assignment Agreement under such Transfer Agreement, and the Depositor hereby assumes the obligations of each such Assignment Agreement.  Concurrently with the execution hereof, the Depositor tenders the purchase price of $262,812,339.16.  The Depositor hereby accepts such assignment and delegation, and shall be entitled to exercise all the rights of the Bank under each Transfer Agreement and each Servicing Agreement, other than any servicing rights thereunder, as if the Depositor had been a party to each such agreement.

(b)

Schedules of Mortgage Loans.  The Depositor and the Bank have agreed upon which of the mortgage loans owned by the Bank are to be purchased by the Depositor pursuant to this Agreement and the Bank will prepare on or prior to the Closing Date final schedules describing such Mortgage Loans (the “Mortgage Loan Schedule”).  The Mortgage Loan Schedule will conform to the requirements of the Depositor as set forth in this Agreement and to the definition of “Mortgage Loan Schedule” under the Trust Agreement.

Section 1.02

Delivery of Documents.

(a)

In connection with such transfer and assignment of the Mortgage Loans hereunder, the Bank shall, at least three (3) Business Days prior to the Closing Date deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a “Mortgage File”) so transferred and assigned, as specified in the related Transfer Agreements or Servicing Agreements.

(b)

For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the related Closing Date, the Bank, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account maintained by the Master Servicer for such purpose have been so deposited.

Section 1.03

Review of Documentation.

The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedules, subject to review thereof by Deutsche Bank National Trust Company, JPMorgan Chase Bank, LaSalle Bank, N.A. and U.S. Bank National Association, as applicable, as the custodians (each, a “Custodian” and, collectively, the “Custodians”) for the Depositor.  Each Custodian is required to review, within 45 days following the Closing Date, each applicable Mortgage File.  If in the course of such review the related Custodian identifies any Material Defect, the Bank shall be obligated to cure such Material Defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Qualifying Substitute Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under Section 2.02(c) of the Trust Agreement.

Section 1.04

Representations and Warranties of the Bank.

(a)

The Bank hereby represents and warrants to the Depositor that as of the Closing Date that:

(i)

The Bank is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States of America and has full power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

(ii)

the execution and delivery by the Bank of this Agreement have been duly authorized by all necessary action on the part of the Bank; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Bank or its properties or the charter or bylaws of the Bank;

(iii)

the execution, delivery and performance by the Bank of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)

this Agreement has been duly executed and delivered by the Bank and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Bank enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law and (C) any notice, order, directive or similar action by a federal banking regulatory authority that prohibits or enjoins performance of this Agreement by the Bank; and

(v)

there are no actions, suits or proceedings pending or, to the knowledge of the Bank, threatened or likely to be asserted against or affecting the Bank, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Bank will be determined adversely to the Bank and will if determined adversely to the Bank materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

(b)

The representations and warranties of each Transferor with respect to Mortgage Loans in the related Transfer Agreement were made as of the date of transfer under such Transfer Agreement.  To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of the Transferor under the related Transfer Agreement and (ii) a representation or warranty of the Bank under this Agreement, the only right or remedy of the Depositor shall be the right to enforce the obligations of the Transferor under any applicable representation or warranty made by it.  The Depositor acknowledges and agrees that the representations and warranties of the Bank in this Section 1.04(b) are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by the Transferor in the related Transfer Agreement.  The Bank shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by a Transferor in the related Transfer Agreement, without regard to whether the Transferor fulfills its contractual obligations in respect of such representation or warranty; provided, however, that if the Transferor fulfills its obligations under the provisions of the related Transfer Agreement by substituting for the affected Mortgage Loan a mortgage loan which is not a Qualifying Substitute Mortgage Loan, the Bank shall, in exchange for such substitute mortgage loan, provide the Depositor (a) with the applicable Purchase Price for the affected Mortgage Loan or (b) within the two-year period following the Closing Date or the applicable Transfer Date, with a Qualified Substitute Mortgage Loan for such affected Mortgage Loan.

Subject to the foregoing, the Bank represents and warrants upon delivery of the Mortgage Loans to the Depositor hereunder and as of the Closing Date, as to each, that:

(i)

The information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans, and the information with respect to each Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

(ii)

There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage, and the Bank has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

(iii)

Except in the case of Cooperative Loans, if any, each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC.  If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration.  Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor.  Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a “master” or “blanket” hazard insurance policy covering the common facilities of a planned unit development.  The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement.

(iv)

Each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

(v)

In the case of 99.47% of the Mortgage Loans, (by Scheduled Principal Balance as of the Cut-off Date) the related Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property (including all improvements on the Mortgaged Property).  The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s Title Insurance Policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage.  In the case of  99.47% of the Mortgage Loans (by Scheduled Principal Balance as of the Cut-off Date), any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, a Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

(vi)

Immediately prior to the transfer and assignment of the Mortgage Loans to the Depositor, the Bank was the sole owner of record and holder of each Mortgage Loan, and the Bank had good and marketable title thereto, and has full right to transfer and sell each Mortgage Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)

Each Mortgage Loan other than any Cooperative Loan is covered by either (i) an attorney’s opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii) an ALTA mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (subject only to the exceptions described in paragraph (v) above).  If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located.  With respect to any Title Insurance Policy, the originator is the sole insured of such mortgagee Title Insurance Policy, such mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee Title Insurance Policy and no prior holder of the related Mortgage, including the Bank, has done, by act or omission, anything that would impair the coverage of such mortgagee Title Insurance Policy;

(viii)

To the best of the Bank’s knowledge, no foreclosure action is being threatened or commenced with respect to any Mortgage Loan.  There is no proceeding pending for the total or partial condemnation of any Mortgaged Property (or, in the case of any Cooperative Loan, the related cooperative unit) and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended;

(ix)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(x)

Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;

(xi)

Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Mortgage Loan have been complied with;

(xii)

Each Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G of the Code and Treas. Reg. §1.860G-2;

(xiii)

In the case of the Pool 3 Mortgage Loans, no Mortgage Loan imposes a Prepayment Charge for a term in excess of five years;

(xiv)

With respect to Pool 1 Mortgage Loans:

(a)

The Servicers for each Mortgage Loan will accurately and fully report its borrower credit files to all three credit repositories in a timely manner;

(b)

No Mortgage Loan imposes a Prepayment Charge for a term in excess of five years;

(c)

The Bank has no reason to believe that any borrower will default under the related Mortgage Loan, or that foreclosure proceedings will be commenced with respect to any Mortgage Loan, within the six months immediately following the Closing Date;

(d)

The outstanding Scheduled Principal Balance of each such Mortgage Loan does not exceed the maximum original loan amount limitations set forth in the Fannie Mae Bank/Servicer Guide with respect to one-to-four family residential mortgage loans, whether first lien or subordinate lien mortgage loans, as applicable; and

(e)

Special Anti-Predatory Lending Representations With Respect to Pool 1 Mortgage Loans.  To the best of the Bank’s knowledge, each Pool 1 Mortgage Loan was originated in compliance with the following anti-predatory lending guidelines:

(1)

No borrower was encouraged or required to select a mortgage loan product offered by the originator of a Pool 1 Mortgage Loan which is a higher cost product designed for less creditworthy borrowers, unless at the time of such Mortgage Loan’s origination, such borrower did not qualify for any lower-cost product offered by the originator taking into account the originator’s underwriting criteria including, but not limited to, the borrower’s credit profile and credit history, debt-to-income ratio, loan purpose, requested loan amount, loan documentation type (e.g., full, limited, no documentation) and occupancy type;

(2)

The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the borrower’s income, assets and liabilities to the proposed loan payment and such underwriting methodology does not rely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such credit extension.  Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had a reasonable ability to make timely payments on the Mortgage Loan;

(3)

With respect to any Mortgage Loan that contains a provision permitting imposition of a Prepayment Charge upon a prepayment prior to maturity: (i) prior to such Mortgage Loan’s origination, the borrower agreed to such Prepayment Charge in exchange for a monetary benefit, including but not limited to a rate or fee reduction; (ii) prior to the Mortgage Loan’s origination, the borrower was offered the choice of another mortgage product that did not require payment of such a Prepayment Charge; (iii) the Prepayment Charge is disclosed to the borrower in the Mortgage Loan documents pursuant to applicable state and federal law; and (iv) notwithstanding any state or federal law to the contrary, a Servicer is not permitted under the applicable servicing guidelines to impose a Prepayment Charge in any instance when the mortgage debt is accelerated as the result of the borrower’s default in making the Scheduled Payments on such Mortgage Loan;

(4)

No borrower was required (i) to purchase any credit life insurance product as a condition of obtaining the extension of credit or (ii) obtain a prepaid single-premium credit life, disability, accident or health insurance policy in connection with the origination of the Mortgage Loan;

(5)

No Mortgage Loan is subject to the Home Ownership and Equity Protection Act of 1994 (15 USC § 1602(aa)), Regulation Z (12 CFR 226.32) or any comparable state law;

(6)

All points and fees related to each Mortgage Loan were disclosed in writing to the borrower in accordance with applicable state and federal law.  Except in the case of a Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no borrower was charged “points and fees” (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation calculated in accordance with Part VII, Chapter 1 Section 104.11 of the Fannie Mae Selling Guide; and

(7)

All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of such Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and applicable regulations; and

(xv)

With respect to Pool 2 Mortgage Loans:

(a)

No Mortgage Loan was originated in the State of Georgia;

(b)

No Mortgage Loan was at the time of origination subject to the Home Ownership and Equity Protection Act of 1994 (15 USC § 1602(c)), Regulation Z (12 CFR 226.32) or any comparable state law;

(c)

No proceeds from any Mortgage Loan were used to finance single-premium credit insurance policies;

(d)

The Servicers for each Mortgage Loan will accurately and fully report its borrower credit files to all three credit repositories in a timely manner;

(e)

No Mortgage Loan imposes a Prepayment Charge for a term in excess of three years;

(f)

The Bank has no reason to believe that any borrower will default under the related Mortgage Loan, or that foreclosure proceedings will be commenced with respect to any Mortgage Loan, within the six months immediately following the Closing Date; and

(g)

The outstanding Scheduled Principal Balance of each such Mortgage Loan does not exceed the maximum original loan amount limitations set forth in the Freddie Mac Bank/Servicer Guide with respect to one-to-four family residential mortgage loans, whether first lien or subordinate lien mortgage loans, as applicable;

(xvi)

None of the Mortgage Loans are classified as “high cost home loans” under the Georgia Fair Lending Act.

(xvii)

The information set forth in the Prepayment Charge Schedule included as part of the Mortgage Loan Schedules at Schedule (including the Prepayment Charge Summary attached thereto) is complete, true and correct in all material respects on the date or dates on which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor’s rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure) under applicable state law.

With respect to any of the foregoing representations and warranties made in subparagraphs (xiv) and (xv) of this Section 1.04(b) that is made to the best of the Bank’s knowledge or belief, if it is discovered by the Bank, the Trustee or the Depositor that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Bank’s lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

It is understood and agreed that the representations and warranties set forth in Sections 1.04(b) herein shall survive the Closing Date.  Upon discovery by either the Bank or the Depositor of a breach of any of the foregoing representations and warranties (excluding a breach of subparagraph (xvi) under Section 1.04(b)), that adversely and materially affects the value of the related Mortgage Loan, that does not also constitute a breach of a representation or warranty of a Transferor in the related Transfer Agreement, the party discovering such breach shall give prompt written notice to the other party.  Within 60 days of the discovery of any such breach, the Bank shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two-year period following the Closing Date substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.

For purposes of this Section, the representations and warranties in subparagraphs (xiv)(f) and (xv)(c) of this Section 1.04(b) shall be deemed to have been breached as to any Mortgage Loan in the related Mortgage Pool only if all of the following conditions are satisfied:  (1) such Mortgage Loan had a Combined Loan-to-Value Ratio as of the Cut-off Date in excess of 80%; (2) the related borrower is in default under such Mortgage Loan and liquidation of such Mortgage Loan is completed within six months after the Closing Date; (3) a Realized Loss is incurred with respect to such Mortgage Loan and (4) within six months after the Closing Date and prior to such liquidation, Realized Losses had been incurred with respect to the Mortgage Loans in the aggregate in an amount sufficient to reduce the aggregate Certificate Principal Amount of the Subordinate Certificates to zero.

For purposes of this Section 1.04(b), a breach of a representation or warranty made pursuant to subparagraphs (xiv), (xv) or (xvi) of this Section 1.04(b) shall be deemed to materially and adversely affect the value of the related Mortgage Loan which is the subject of such breach.

Notwithstanding the third paragraph of Section 1.04(b), in connection with the Bank’s representations and warranties made in subparagraph (xvii) of such Section and within 90 days of the earlier of discovery by the Bank or receipt of notice from the applicable Servicer of a breach of such representation and warranty by the Bank, which breach materially and adversely affects the interests of the Class P Certificateholders in any Prepayment Charge, the Bank shall, if (i) such representation and warranty is breached and a Principal Prepayment has occurred or (ii) if a change in law subsequent to the Closing Date, as applicable, limits the enforceability of the Prepayment Charge (other than in the circumstances set forth in subparagraph (xvii) of Sections 1.04(b), at the time of such Principal Prepayment or change in law, the amount of the scheduled Prepayment Charge, for the benefit of the holders of the Class P Certificates, by depositing such amount into the Certificate Account no later than the Deposit Date immediately following the Prepayment Period in which such Principal Prepayment on the related Mortgage Loan or such change in law has occurred, net of any Servicer Prepayment Charge Payment Amount made by the applicable Servicer with respect to the related Mortgage Loan in lieu of collection of such Prepayment Charge.

Section 1.05

Grant Clause.

It is intended that the conveyance of the Bank’s right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Agreement on the Closing Date shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan.  However, if any such conveyance is deemed to be in respect of a loan, it is intended that:  (a) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (b) the Bank hereby grants to the Depositor a first priority security interest in all of the Bank’s right, title and interest to secure payment of an obligation in any amount equal to the purchase price set forth in Section 1.01(a) in, to and under, whether now owned or hereafter acquired, such Mortgage Loans and other property; and (c) this Agreement shall constitute a security agreement under applicable law.

Section 1.06

Assignment by Depositor.

The Depositor shall have the right, upon notice to but without the consent of the Bank, to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement.  All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

ARTICLE II.

MISCELLANEOUS PROVISIONS

Section 2.01

Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 2.02

Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 2.03

Amendment.

(a)

This Agreement may be amended from time to time by the Bank and the Depositor, with the consent of the Trustee but without notice to or the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this Agreement in the Prospectus Supplement; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions.  No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Certificateholder.  Any such amendment shall be deemed not to adversely affect in any material respect any Certificateholder if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates, if any, (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

(b)

This Agreement may also be amended from time to time by the Bank and the Depositor with the consent of the Trustee and the Certificateholders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Certificateholder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Certificateholders of which are required to consent to any such amendment without the consent of the Certificateholders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Certificateholder” or “Certificateholders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificates Owners.

(c)

It shall not be necessary for the consent of Certificateholders under this Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 2.04

Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATION LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

Section 2.05

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 2.06

Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver, as well as the Trustee.

Section 2.07

Headings Not to Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 2.08

Benefits of Agreement.

Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

Section 2.09

Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Bank and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

LEHMAN BROTHERS BANK, FSB

By:         /s/ Gary Taylor

Name: Gary Taylor

Title:   Vice President

STRUCTURED ASSET SECURITIES

CORPORATION

By         /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Vice President

SCHEDULE A

MORTGAGE LOAN SCHEDULE

(including Prepayment Charge Schedule and

Prepayment Charge Summary)

EXHIBIT A

CERTAIN DEFINED TERMS

“Prepayment Charge”:  With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan during a Prepayment Period in accordance with the terms thereof (other than any Servicer Prepayment Charge Payment Amount).

“Prepayment Charge Schedule”:  As of any date, the list of Prepayment Charges on the Mortgage Loans included in the Trust Fund on such date, included as part of the Mortgage Loan Schedule at Exhibit A (including the Prepayment Charge Summary attached thereto).  The Prepayment Charge Schedule shall be prepared by the Bank and shall set forth the following information with respect to each Prepayment Charge:

1.

the Mortgage Loan identifying number;

2.

a code indicating the type of Prepayment Charge;

3.

the state of origination of the related Mortgage Loan;

4.

the date on which the first Scheduled Payment was due on the related Mortgage Loan;

5.

the term of the related Prepayment Charge; and

6.

the Scheduled Principal Balance of the Mortgage Loan as of the Cut-off Date.

“Servicer Prepayment Charge Payment Amount”:  The amount payable by a Servicer in respect of any impermissible waiver by the Servicer of a Prepayment Charge pursuant to the related Servicing Agreement.